Exhibit 99.1
June 8, 2018

Verifone Reports Results for the Second Quarter of Fiscal 2018
SAN JOSE, Calif.--(BUSINESS WIRE) --

Verifone (NYSE: PAY), a world leader in payments and commerce solutions, today announced financial results for the three months ended April 30, 2018.

Second Quarter 2018 Financial Highlights

(UNAUDITED, IN MILLIONS, EXCEPT PER SHARE AND PERCENTAGES)
	Three Months Ended April 30,				Six Months Ended April 30,
	2018	2017	Change (1)		2018	2017	Change (1)
GAAP:
Net revenues	$438	$474	(7.5)%		$875	$928	(5.6)%
Gross margin as a % of net revenues	40.7%	36.5%	4.2	pts	40.7%	37.1%	3.6	pts
Net loss per diluted share	$(0.15)	$(0.80)	nm		$(0.09)	$(0.95)	nm

Non-GAAP, adjusted to exclude divested businesses (2):
Net revenues	$438	$445	(1.4)%		$863	$870	(0.8)%
Gross margin as a % of net revenues	41.2%	42.2%	(1.0	) pts	41.4%	41.7%	(0.3	) pts
Net income per diluted share	$0.25	$0.36	(30.6)%		$0.47	$0.60	(21.7)%
(1) "nm" means not meaningful.
(2) Reconciliations for the Non-GAAP measures are provided at the end of this press release.

"We exceeded our revenue guidance for our second fiscal quarter due to continuing execution of our top three strategic priorities: scaling Verifone’s next-generation devices, connecting more of our 30+ million device footprint to Verifone’s cloud-based services, and leveraging our leadership position at the point-of-sale with value-added services that help merchants start, run, and grow their businesses," said Paul Galant, Chief Executive Officer of Verifone. "As we announced in April, we entered into a definitive agreement to be acquired by an investor group led by Francisco Partners, a leading technology focused private equity firm. We look forward to benefiting from the resources and expertise of Francisco Partners as we continue growing our business and better serving our clients."

Merger Agreement
As previously announced, on April 9, 2018, an investor group led by Francisco Partners, a leading technology-focused private equity firm, entered into a definitive agreement to acquire Verifone in an all-cash transaction for total consideration of approximately $3.4 billion, which includes Verifone’s net debt. Under the terms of the merger agreement, Verifone stockholders will receive $23.04 per share in cash upon closing of the transaction. For further information on the transaction and the related merger agreement, please refer to Verifone’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on April 9, 2018, and Verifone’s definitive proxy statement on Schedule 14A filed with the SEC on May 21, 2018.

Given the announcement regarding Verifone’s acquisition by an investor group led by Francisco Partners, Verifone will not host an earnings conference call, provide financial guidance or publish supplemental financial presentation slides. Verifone is also withdrawing its previously issued financial guidance for fiscal year 2018.

About Verifone
Verifone is transforming every day transactions into new and engaging opportunities for merchants and consumers at the last inch of payments and commerce. Powered by a growing footprint of more than 30 million devices in more than 150 countries, our people are trusted experts working with the world’s best-known retail brands, financial institutions, and payment providers. Verifone is connecting more products to an integrated solutions platform to better meet the evolving needs of our clients and partners. Built on a 35-year history of uncompromised security, we are committed to consistently solving the most complex payment challenges.Verifone.com | (NYSE: PAY) | @Verifone

Additional Resources: http://ir.verifone.com

CAUTION CONCERNING FORWARD-LOOKING STATEMENTS

This communication includes certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations or beliefs and on currently available competitive, financial and economic data and are subject to uncertainty and changes in circumstances. Actual results may vary materially from those expressed or implied by the forward-looking statements herein due to changes in economic, business, competitive, technological, and/or regulatory factors, and other risks and uncertainties affecting the operation of the business of Verifone, including many factors beyond our control. These risks and uncertainties include, but are not limited to, those associated with: the parties’ ability to meet expectations regarding the timing and completion of the merger, the risk that Verifone stockholders do not approve the merger, the occurrence of any event, change or other circumstance that would give rise to the termination of the merger agreement, the response by stockholders to the merger, the failure to satisfy each of the conditions to the consummation of the merger, including but not limited to, the risk that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the merger on acceptable terms, or at all, the disruption of management’s attention from ongoing business operations due to the merger, the effect of the announcement of the merger on Verifone’s relationships with its customers, suppliers, operating results and business generally, the risk that any announcements relating to the merger could have adverse effects on the market price of Verifone’s common stock, the outcome of any legal proceedings related to the merger, employee retention as a result of the merger, and risks and uncertainties affecting the operations of our business, included in our filings with the Securities and Exchange Commission, including our annual report on Form 10-K and our quarterly reports on Form 10-Q.

The forward-looking statements speak only as of the date such statements are made. Verifone is under no obligation to, and expressly disclaims any obligation to, update or alter its forward-looking statements, whether as a result of new information, future events, changes in assumptions or otherwise, except as required by law.

VERIFONE SYSTEMS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(UNAUDITED, IN MILLIONS, EXCEPT PER SHARE DATA AND PERCENTAGES)

	Three Months Ended April 30,			Six Months Ended April 30,
	2018	2017	% Change (1)	2018	2017	% Change (1)
Net revenues:
Systems	$258.6	$285.7	(9.5)%	$501.7	$551.1	(9.0)%
Services	179.8	188.0	(4.4)%	373.5	376.5	(0.8)%
Total net revenues	438.4	473.7	(7.5)%	875.2	927.6	(5.6)%

Cost of net revenues:
Systems	163.6	176.2	(7.2)%	317.9	342.6	(7.2)%
Services	96.3	124.7	(22.8)%	200.7	240.8	(16.7)%
Total cost of net revenues	259.9	300.9	(13.6)%	518.6	583.4	(11.1)%

Gross margin	178.5	172.8	3.3%	356.6	344.2	3.6%

Operating expenses:
Research and development	52.4	51.8	1.2%	100.9	107.7	(6.3)%
Sales and marketing	46.3	50.9	(9.0)%	92.7	100.1	(7.4)%
General and administrative	49.6	46.8	6.0%	100.6	97.6	3.1%
Restructuring and related	(0.3)	68.9	nm	0.1	70.0	(99.9)%
Acquisition related	8.0	—	nm	8.0	—	nm
Goodwill impairment	—	17.4	nm	—	17.4	nm
Amortization of purchased intangible assets	15.6	18.4	(15.2)%	30.7	37.2	(17.5)%
Total operating expenses	171.6	254.2	(32.5)%	333.0	430.0	(22.6)%
Operating income (loss)	6.9	(81.4)	nm	23.6	(85.8)	nm
Interest expense, net	(10.2)	(8.2)	24.4%	(19.1)	(16.4)	16.5%
Other income (expense), net	(4.3)	8.8	nm	(5.4)	6.6	nm
Loss before income taxes	(7.6)	(80.8)	nm	(0.9)	(95.6)	nm
Income tax provision	9.1	8.9	2.2%	8.6	11.8	(27.1)%
Consolidated net loss	(16.7)	(89.7)	nm	(9.5)	(107.4)	nm
Net income (loss) attributable to noncontrolling interests	0.3	(0.4)	nm	0.2	(1.5)	nm
Net loss attributable to VeriFone Systems, Inc. stockholders	$(17.0)	$(89.3)	nm	$(9.7)	$(105.9)	nm

Net loss per share attributable to VeriFone Systems, Inc. stockholders:
Basic	$(0.15)	$(0.80)		$(0.09)	$(0.95)
Diluted	$(0.15)	$(0.80)		$(0.09)	$(0.95)

Weighted average number of shares used in computing net loss per share attributable to VeriFone Systems, Inc. stockholders:
Basic	110.5	111.7		111.0	111.5
Diluted	110.5	111.7		111.0	111.5

	(1) "nm" means not meaningful

VERIFONE SYSTEMS, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(UNAUDITED, IN MILLIONS)
	April 30, 2018	October 31, 2017
ASSETS
Current assets:
Cash and cash equivalents	$168.4	$131.0
Accounts receivable, net	320.1	322.7
Inventories	124.0	126.6
Prepaid expenses and other current assets	136.9	138.4
Total current assets	749.4	718.7
Property and equipment, net	126.2	127.9
Purchased intangible assets, net	210.1	236.4
Goodwill	1,125.9	1,104.4
Deferred tax assets, net	30.2	33.1
Other long-term assets	101.6	101.7
Total assets	$2,343.4	$2,322.2

LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$164.6	$144.8
Accruals and other current liabilities	212.8	227.3
Deferred revenue, net	106.5	101.4
Short-term debt	30.4	68.8
Total current liabilities	514.3	542.3
Long-term deferred revenue, net	59.2	61.8
Deferred tax liabilities, net	91.5	97.5
Long-term debt	835.7	762.0
Other long-term liabilities	72.5	76.2
Total liabilities	1,573.2	1,539.8

Redeemable noncontrolling interest in subsidiary	—	0.3

Stockholders’ equity:
Common stock	1.1	1.1
Additional paid-in capital	1,832.4	1,812.2
Accumulated deficit	(851.2)	(792.2)
Accumulated other comprehensive loss	(237.1)	(266.6)
Total VeriFone Systems, Inc. stockholders’ equity	745.2	754.5
Noncontrolling interests in subsidiaries	25.0	27.6
Total equity	770.2	782.1
Total liabilities, redeemable noncontrolling interest in subsidiary and equity	$2,343.4	$2,322.2

VERIFONE SYSTEMS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(UNAUDITED, IN MILLIONS)

	Six Months Ended April 30,
	2018	2017
Cash flows from operating activities
Consolidated net loss	$(9.6)	$(107.4)
Adjustments to reconcile consolidated net loss to net cash provided by operating activities:
Depreciation and amortization	65.4	76.2
Stock-based compensation expense	18.5	20.7
Deferred income taxes, net	(4.4)	0.3
Non-cash restructuring and related charges	(2.3)	39.6
Goodwill impairments	—	17.4
Other	15.0	5.6
Net cash provided by operating activities before changes in operating assets and liabilities	82.6	52.4
Changes in operating assets and liabilities:
Accounts receivable, net	2.8	(21.5)
Inventories	2.0	23.8
Prepaid expenses and other assets	(30.6)	(10.0)
Accounts payable	20.3	(0.6)
Deferred revenue, net	1.5	9.1
Other current and long-term liabilities	0.1	27.1
Net change in operating assets and liabilities	(3.9)	27.9
Net cash provided by operating activities	78.7	80.3

Cash flows from investing activities
Capital expenditures	(27.5)	(36.4)
Divestiture of business	30.0	6.5
Other investing activities, net	—	(4.6)
Net cash provided by (used in) investing activities	2.5	(34.5)

Cash flows from financing activities
Proceeds from debt, net of issuance costs	1,062.4	118.7
Repayments of debt	(1,039.6)	(173.5)
Stock repurchases	(50.0)	—
Other financing activities, net	(2.4)	(2.7)
Net cash used in financing activities	(29.6)	(57.5)

Effect of foreign currency exchange rate changes on cash, cash equivalents and restricted cash	2.5	1.1

Net increase (decrease) in cash, cash equivalents and restricted cash	54.1	(10.6)
Cash, cash equivalents and restricted cash, beginning of period	143.7	159.2
Cash, cash equivalents and restricted cash, end of period	$197.8	$148.6

Cash and cash equivalents, end of period	$168.4	$134.5
Restricted cash, end of period	29.4	14.1
Cash, cash equivalents and restricted cash, end of period	$197.8	$148.6

VERIFONE SYSTEMS, INC.
NET REVENUES INFORMATION
(UNAUDITED, IN MILLIONS, EXCEPT PERCENTAGES)

		Three Months Ended					Six Month Ended
	Note	April 30, 2018	January 31, 2018	April 30, 2017	% Change (1) SEQ	% Change (1) YoY	April 30, 2018	April 30, 2017	% Change (1)
GAAP net revenues:
North America		$122.9	$123.8	$157.4	(0.7)%	(21.9)%	$246.7	$323.3	(23.7)%
Latin America		84.5	88.3	62.5	(4.3)%	35.2%	172.8	119.5	44.6%
EMEA		182.3	184.1	177.8	(1.0)%	2.5%	366.4	345.8	6.0%
Asia-Pacific		48.7	40.6	76.0	20.0%	(35.9)%	89.3	139.0	(35.8)%
Total		$438.4	$436.8	$473.7	0.4%	(7.5)%	$875.2	$927.6	(5.6)%

Systems		$258.6	$243.1	$285.7	6.4%	(9.5)%	$501.7	$551.1	(9.0)%
Services		179.8	193.7	188.0	(7.2)%	(4.4)%	373.5	376.5	(0.8)%
Total		$438.4	$436.8	$473.7	0.4%	(7.5)%	$875.2	$927.6	(5.6)%

Non-GAAP net revenues, adjusted to exclude divested businesses: (2)
North America	A, B	$122.9	$112.7	$133.4	9.1%	(7.9)%	$235.6	$277.3	(15.0)%
Latin America	A	84.5	88.3	62.5	(4.3)%	35.2%	172.8	119.5	44.6%
EMEA	A, B	182.3	183.0	175.7	(0.4)%	3.8%	365.3	341.4	7.0%
Asia-Pacific	A, B	48.7	40.6	72.9	20.0%	(33.2)%	89.3	131.5	(32.1)%
Total		$438.4	$424.6	$444.5	3.3%	(1.4)%	$863.0	$869.7	(0.8)%

Systems	A, B	$258.6	$243.1	$282.7	6.4%	(8.5)%	$501.7	$544.1	(7.8)%
Services	A, B	179.8	181.5	161.8	(0.9)%	11.1%	361.3	325.6	11.0%
Total		$438.4	$424.6	$444.5	3.3%	(1.4)%	$863.0	$869.7	(0.8)%

GAAP net revenues		$438.4	$436.8	$473.7	0.4%	(7.5)%	$875.2	$927.6	(5.6)%
Plus: Non-GAAP net revenues adjustments	A	—	—	0.2	nm	nm	—	2.9	nm
Non-GAAP net revenues (2)		$438.4	$436.8	$473.9	0.4%	(7.5)%	$875.2	$930.5	(5.9)%
Net revenues from divested businesses	B	—	(12.2)	(29.4)	nm	nm	(12.2)	(60.8)	nm
Non-GAAP net revenues, adjusted to exclude divested businesses (2)		$438.4	$424.6	$444.5	3.3%	(1.4)%	$863.0	$869.7	(0.8)%
(1) "nm" means not meaningful.
(2) Reconciliations for the non-GAAP measures are provided at the end of this press release.

	For three months ended April 30, 2018 compared with three months ended April 30, 2017					For six months ended April 30, 2018 compared with six months ended April 30, 2017
	Net revenues growth (decline)	Impact due to divested businesses (B)	Adjusted Non-GAAP net revenues growth (decline)	Impact due to foreign currency (C)	Adjusted Non-GAAP net revenues at constant currency growth (decline)	Net revenues growth (decline)	Impact due to divested businesses (B)	Adjusted Non-GAAP net revenues growth (decline)	Impact due to foreign currency (C)	Adjusted Non-GAAP net revenues at constant currency growth (decline)
North America	(21.9)%	(14.0)%	(7.9)%	—%	(7.9)%	(23.7)%	(8.7)%	(15.0)%	0.1%	(15.1)%
Latin America	35.2%	—%	35.2%	(3.6)%	38.8%	44.6%	—%	44.6%	(1.8)%	46.4%
EMEA	2.5%	(1.3)%	3.8%	9.2%	(5.4)%	6.0%	(1.0)%	7.0%	8.1%	(1.1)%
Asia-Pacific	(35.9)%	(2.7)%	(33.2)%	2.0%	(35.2)%	(35.8)%	(3.7)%	(32.1)%	1.9%	(34.0)%
Total	(7.5)%	(6.1)%	(1.4)%	3.4%	(4.8)%	(5.6)%	(4.8)%	(0.8)%	3.2%	(4.0)%

Non-GAAP Reconciliations

VERIFONE SYSTEMS, INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
(UNAUDITED, IN MILLIONS)

	GAAP net revenues	Amortization of step-down in deferred revenue at acquisition	Non-GAAP net revenues	Non-GAAP net revenues from divested businesses	Non-GAAP net revenues adjusted to exclude divested businesses	Constant currency adjustment	Adjusted Non-GAAP net revenues at constant currency
Note		(A)	(A)	(B)	(A),(B)	(C)	(C)

Three Months Ended April 30, 2018
North America	$122.9	$—	$122.9	$—	$122.9	$—	$122.9
Latin America	84.5	—	84.5	—	84.5	2.3	86.8
EMEA	182.3	—	182.3	—	182.3	(16.1)	166.2
Asia-Pacific	48.7	—	48.7	—	48.7	(1.5)	47.2
Total	$438.4	$—	$438.4	$—	$438.4	$(15.3)	$423.1

Systems	$258.6	$—	$258.6	$—	$258.6	$(5.4)	$253.2
Services	179.8	—	179.8	—	179.8	(9.9)	169.9
Total	$438.4	$—	$438.4	$—	$438.4	$(15.3)	$423.1

Three Months ended January 31, 2018
North America	$123.8	$—	$123.8	$11.1	$112.7
Latin America	88.3	—	88.3	—	88.3
EMEA	184.1	—	184.1	1.1	183.0
Asia-Pacific	40.6	—	40.6	—	40.6
Total	$436.8	$—	$436.8	$12.2	$424.6

Systems	$243.1	$—	$243.1	$—	$243.1
Services	193.7	—	193.7	12.2	181.5
Total	$436.8	$—	$436.8	$12.2	$424.6

Three Months Ended April 30, 2017
North America	$157.4	$0.2	$157.6	$24.2	$133.4
Latin America	62.5	—	62.5	—	62.5
EMEA	177.8	—	177.8	2.1	175.7
Asia-Pacific	76.0	—	76.0	3.1	72.9
Total	$473.7	$0.2	$473.9	$29.4	$444.5

Systems	$285.7	$—	$285.7	$3.0	$282.7
Services	188.0	0.2	188.2	26.4	161.8
Total	$473.7	$0.2	$473.9	$29.4	$444.5

VERIFONE SYSTEMS, INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
(UNAUDITED, IN MILLIONS)

	GAAP net revenues	Amortization of step-down in deferred revenue at acquisition	Non-GAAP net revenues	Non-GAAP net revenues from divested businesses	Non-GAAP net revenues adjusted to exclude divested businesses	Constant currency adjustment	Adjusted Non-GAAP net revenues at constant currency
Note		(A)	(A)	(B)	(A),(B)	(C)	(C)

Six Months Ended April 30, 2018
North America	$246.7	$—	$246.7	$11.1	$235.6	$(0.2)	$235.4
Latin America	172.8	—	172.8	—	172.8	2.2	175.0
EMEA	366.4	—	366.4	1.1	365.3	(27.7)	337.6
Asia-Pacific	89.3	—	89.3	—	89.3	(2.6)	86.7
Total	$875.2	$—	$875.2	$12.2	$863.0	$(28.3)	$834.7

Systems	$501.7	$—	$501.7	$—	$501.7	$(9.7)	$492.0
Services	373.5	—	373.5	12.2	361.3	(18.6)	342.7
Total	$875.2	$—	$875.2	$12.2	$863.0	$(28.3)	$834.7

Six Months Ended April 30, 2017
North America	$323.3	$2.9	$326.2	$48.9	$277.3
Latin America	119.5	—	119.5	—	119.5
EMEA	345.8	—	345.8	4.4	341.4
Asia-Pacific	139.0	—	139.0	7.5	131.5
Total	$927.6	$2.9	$930.5	$60.8	$869.7

Systems	$551.1	$—	$551.1	$7.0	$544.1
Services	376.5	2.9	379.4	53.8	325.6
Total	$927.6	$2.9	$930.5	$60.8	$869.7

VERIFONE SYSTEMS, INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
(UNAUDITED, IN MILLIONS, EXCEPT PER SHARE AMOUNTS AND PERCENTAGES)
Note		Net revenues	Gross margin	Gross margin percentage	Operating income	Income tax provision	Net income (loss) attributable to VeriFone Systems, Inc. stockholders
Three Months Ended April 30, 2018
GAAP		$438.4	$178.5	40.7%	$6.9	$9.1	$(17.0)
Adjustments:
Amortization of purchased intangible assets	D	—	1.1		16.7	—	16.9
Merger and acquisition related	E	—	—		8.0	—	8.0
Stock-based compensation	F	—	1.4		8.6	—	8.6
Restructuring and related	G	—	(0.5)		(0.8)	—	(0.8)
Other charges and income	G	—	—		6.8	—	9.7
Income tax effect of non-GAAP exclusions (2)	H	—	—		—	(2.1)	2.1
Non-GAAP		$438.4	$180.5	41.2%	$46.2	$7.0	$27.5
Divested businesses	B, H	—	—		—	—	—
Non-GAAP, adjusted to exclude divested businesses		$438.4	$180.5	41.2%	$46.2	$7.0	$27.5

		Weighted average number of shares used in computing net income (loss) per share:				Net income (loss) per share attributable to VeriFone Systems, Inc. stockholders (1)
		Basic	Diluted			Basic	Diluted
GAAP		110.5	110.5			$(0.15)	$(0.15)
Adjustment for diluted shares	I	—	0.6
Non-GAAP		110.5	111.1			$0.25	$0.25
Non-GAAP, adjusted to exclude divested businesses		110.5	111.1			$0.25	$0.25

Note		Net revenues	Gross margin	Gross margin percentage	Operating income	Income tax provision (benefit)	Net income attributable to VeriFone Systems, Inc. stockholders
Three Months Ended January 31, 2018
GAAP		$436.8	$178.1	40.8%	$16.7	$(0.5)	$7.3
Adjustments:
Amortization of purchased intangible assets	D	—	1.1		16.2	—	11.8
Stock-based compensation	F	—	1.2		9.9	—	9.9
Restructuring and related	G	—	(0.5)		(0.7)	—	(0.7)
Other charges and income	G	—	—		4.3	—	4.8
Income tax effect of non-GAAP exclusions (2)	H	—	—		—	7.1	(7.1)
Non-GAAP		$436.8	$179.9	41.2%	$46.4	$6.6	$26.0
Divested businesses	B, H	12.2	3.3		0.7	0.1	0.6
Non-GAAP, adjusted to exclude divested businesses		$424.6	$176.6	41.6%	$45.7	$6.5	$25.4

		Weighted average number of shares used in computing net income per share:				Net income per share attributable to VeriFone Systems, Inc. stockholders (1)
		Basic	Diluted			Basic	Diluted
GAAP		111.6	112.2			$0.06	$0.06
Non-GAAP		111.6	112.2			$0.23	$0.23
Non-GAAP, adjusted to exclude divested businesses		111.6	112.2			$0.23	$0.23

(1) Net income (loss) per share attributable to VeriFone Systems, Inc. stockholders is calculated by dividing the Net income (loss) attributable to VeriFone Systems, Inc. stockholders by the weighted average number of shares used in computing net income (loss) per share.
(2) For the purpose of computing the income tax effect of non-GAAP exclusions, we used a 20.0% rate.

VERIFONE SYSTEMS, INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
(UNAUDITED, IN MILLIONS, EXCEPT PER SHARE AMOUNTS AND PERCENTAGES)
Note		Net revenues	Gross margin	Gross margin percentage	Operating income (loss)	Income tax provision	Net income (loss) attributable to VeriFone Systems, Inc. stockholders
Three Months Ended April 30, 2017
GAAP		$473.7	$172.8	36.5%	$(81.4)	$8.9	$(89.3)
Adjustments:
Amortization of step-down in deferred service net revenues at acquisition and associated cost of goods sold	A	0.2	0.2		0.2	—	0.2
Amortization of purchased intangible assets	D	—	1.6		20.0	—	18.8
Merger and acquisition related	E	—	—		0.7	—	0.7
Stock-based compensation	F	—	1.1		11.2	—	11.2
Goodwill impairment	G	—	—		17.4	—	17.4
Restructuring and related	G	—	11.6		80.8	—	80.4
Other charges and income	G	—	—		—	—	(9.2)
Income tax effect of non-GAAP exclusions (2)	H	—	—		—	(3.1)	3.1
Non-GAAP		$473.9	$187.3	39.5%	$48.9	$5.8	$33.3
Divested businesses	B, H	29.4	(0.2)		(7.7)	(1.1)	(6.6)
Non-GAAP, adjusted to exclude divested businesses		$444.5	$187.5	42.2%	$56.6	$6.9	$39.9

		Weighted average number of shares used in computing net income (loss) per share:				Net income (loss) per share attributable to VeriFone Systems, Inc. stockholders (1)
		Basic	Diluted			Basic	Diluted
GAAP		111.7	111.7			$(0.80)	$(0.80)
Adjustment for diluted shares	I	—	0.6
Non-GAAP		111.7	112.3			$0.30	$0.30
Non-GAAP, adjusted to exclude divested businesses		111.7	112.3			$0.36	$0.36

(1) Net income (loss) per share attributable to VeriFone Systems, Inc. stockholders is calculated by dividing the Net income (loss) attributable to VeriFone Systems, Inc. stockholders by the weighted average number of shares used in computing net income (loss) per share.
(2) For the purpose of computing the income tax effect of non-GAAP exclusions, we used a 14.5% rate.

VERIFONE SYSTEMS, INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
(UNAUDITED, IN MILLIONS, EXCEPT PER SHARE AMOUNTS AND PERCENTAGES)
Note		Net revenues	Gross margin	Gross margin percentage	Operating income	Income tax provision	Net income (loss) attributable to VeriFone Systems, Inc. stockholders
Six Months Ended April 30, 2018
GAAP		$875.2	$356.6	40.7%	$23.6	$8.6	$(9.7)
Adjustments:
Amortization of purchased intangible assets	D	—	2.2		32.9	—	28.7
Merger and acquisition related	E	—	—		8.0	—	8.0
Stock based compensation	F	—	2.6		18.5	—	18.5
Restructuring and related	G	—	(1.0)		(1.5)	—	(1.5)
Other charges and income	G	—	—		11.1	—	14.5
Income tax effect of non-GAAP exclusions (2)	H	—	—		—	5.0	(5.0)
Non-GAAP		$875.2	$360.4	41.2%	$92.6	$13.6	$53.5
Divested businesses	B, H	12.2	3.3		0.7	0.1	0.6
Non-GAAP, adjusted to exclude divested businesses		$863.0	$357.1	41.4%	$91.9	$13.5	$52.9

		Weighted average number of shares used in computing net income (loss) per share:				Net income (loss) per share attributable to VeriFone Systems, Inc. stockholders
		Basic	Diluted			Basic	Diluted (1)
GAAP		111.0	111.0			$(0.09)	$(0.09)
Adjustment for diluted shares	I	—	0.8
Non-GAAP		111.0	111.8			$0.48	$0.48
Non-GAAP, adjusted to exclude divested businesses		111.0	111.8			$0.48	$0.47
(1) Net income (loss) per share is calculated by dividing the Net income (loss) attributable to VeriFone Systems, Inc. stockholders by the weighted average number of shares used in computing net income (loss) per share attributable to VeriFone Systems, Inc. stockholders.
(2) For the purpose of computing the income tax effect of non-GAAP exclusions, we used a 20.0% rate.

VERIFONE SYSTEMS, INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
(UNAUDITED, IN MILLIONS, EXCEPT PER SHARE AMOUNTS AND PERCENTAGES)
Note		Net revenues	Gross margin	Gross margin percentage	Operating income (loss)	Income tax provision	Net income (loss) attributable to VeriFone Systems, Inc. stockholders
Six Months Ended April 30, 2017
GAAP		$927.6	$344.2	37.1%	$(85.8)	$11.8	$(105.9)
Adjustments:
Amortization of step-down in deferred services net revenues at acquisition and associated cost of goods sold	A	2.9	2.4		2.4	—	2.4
Amortization of purchased intangible assets	D	—	4.1		41.3	—	38.6
Merger and acquisition related	E	—	—		0.7	—	0.6
Stock based compensation	F	—	2.0		20.8	—	20.8
Goodwill impairment	G	—	—		17.4	—	17.4
Restructuring and related	G	—	12.4		90.2	—	82.3
Other charges and income	G	—	—		—	—	(1.7)
Income tax effect of non-GAAP exclusions (2)	H	—	—		—	(2.0)	2.0
Non-GAAP		$930.5	$365.1	39.2%	$87.0	$9.8	$56.5
Divested businesses	B, H	60.8	2.6		(12.7)	(1.8)	(10.9)
Non-GAAP, adjusted to exclude divested businesses		$869.7	$362.5	41.7%	$99.7	$11.6	$67.4

		Weighted average number of shares used in computing net income (loss) per share:				Net income (loss) per share attributable to VeriFone Systems, Inc. stockholders (1)
		Basic	Diluted			Basic	Diluted
GAAP		111.5	111.5			$(0.95)	$(0.95)
Adjustment for diluted shares	I		0.5
Non-GAAP		111.5	112.0			$0.51	$0.50
Non-GAAP, adjusted to exclude divested businesses		111.5	112.0			$0.60	$0.60
(1) Net income (loss) per share is calculated by dividing the Net income (loss) attributable to VeriFone Systems, Inc. stockholders by the weighted average number of shares used in computing net income (loss) per share attributable to VeriFone Systems, Inc. stockholders.
(2) For the purpose of computing the income tax effect of non-GAAP exclusions, we used a 14.5% rate.

NON-GAAP FINANCIAL MEASURES

This press release and its attachments include several non-GAAP financial measures, including non-GAAP net revenues; non-GAAP Systems net revenues; non-GAAP Services net revenues; non-GAAP net revenues from divested businesses; non-GAAP net revenues adjusted to exclude divested businesses; adjusted non-GAAP net revenues at constant currency; non-GAAP gross margin; non-GAAP gross margin as a percentage of non-GAAP net revenues; non-GAAP operating income; non-GAAP income tax provision; non-GAAP net income attributable to VeriFone Systems, Inc. stockholders; non-GAAP weighted average diluted shares; and non-GAAP net income (loss) per diluted share. The corresponding reconciliations of these non-GAAP financial measures to the most comparable GAAP financial measures, to the extent available without unreasonable effort, are included in this press release.

Management uses these non-GAAP financial measures in addition to and in conjunction with results presented in accordance with GAAP. Management believes that these non-GAAP financial measures help it to evaluate Verifone's performance and operations and to compare Verifone's current results with those for prior periods as well as with the results of peer companies. Verifone incurs, due to differences in debt, capital structure and investment history, geographic presence and associated currency impacts, certain income and expense items, such as stock based compensation, amortization of acquired intangibles and other non-cash expenses that differ significantly from Verifone's competitors.  These non-GAAP financial measures reflect Verifone's reported operating performance without such items. Management also uses these non-GAAP financial measures in Verifone's budget and planning process. Management believes that the presentation of these non-GAAP financial measures is useful to investors in comparing Verifone's operating performance in any period with its performance in other periods and with the performance of other companies that represent alternative investment opportunities. These non-GAAP financial measures contain limitations and should be considered as a supplement to, and not as a substitute for, or superior to, disclosures made in accordance with GAAP.

These non-GAAP financial measures are not based on any comprehensive set of accounting rules or principles and may, therefore, differ from non-GAAP financial measures used by other companies. In addition, these non-GAAP financial measures do not reflect all amounts and costs, such as acquisition related costs, employee stock-based compensation costs, income taxes and restructuring charges, associated with Verifone's results of operations as determined in accordance with GAAP.

Furthermore, Verifone expects to continue to incur income and expense items that are similar to those that are excluded by the non-GAAP adjustments described herein. Management compensates for these limitations by also relying on the comparable GAAP financial measures.

Our GAAP and non-GAAP net revenues are presented for our four main geographic regions: North America, Latin America, EMEA and Asia-Pacific. North America includes the US and Canada. Latin America includes South America, Central America, Mexico and the Caribbean. EMEA includes Europe, Russia, the Middle East, and Africa. Asia-Pacific includes Australia, New Zealand, China, India and throughout the rest of Greater Asia, including other Asia-Pacific Rim countries.
Note A: Non-GAAP net revenues, costs of goods sold and gross margin. Non-GAAP net revenues exclude the fair value decrease (step-down) in deferred revenue at acquisition. Non-GAAP costs of goods sold exclude the costs of goods associated with the fair value decrease (step-down) in deferred revenue at acquisition. Although the step-down of deferred revenue fair value at acquisition and associated costs of goods sold are reflected in our GAAP financial statements, they result in net revenues and gross margins immediately post-acquisition that are lower than net revenues and gross margins that would be recognized in accordance with GAAP on those same services if they were sold under contracts entered into post-acquisition. Accordingly, we adjust the step-down to achieve comparability to net revenues and gross margins of the acquired entity earned pre-acquisition and to our GAAP net revenues and gross margins to be earned on contracts sold in future periods. These adjustments, which relate to our acquisition of AJB during February 2016, enhance the ability of our management and our investors to assess our financial performance and trends. These non-GAAP net revenues, costs of goods sold and gross margin amounts are not intended to be a substitute for our GAAP disclosures of net revenues, costs of goods sold and gross margin, and should be read together with our GAAP disclosures.

Note B: Non-GAAP net revenues, gross margin, and operating income from divested businesses. Verifone determines non-GAAP net revenues, gross margin and operating income from divested businesses as the amounts in the reporting period that are derived from significant businesses that have been divested, such as our China business and taxi solution business, which were sold in June 2017 and December 2017, respectively.

Note C: Adjusted Non-GAAP net revenues at constant currency. Verifone determines non-GAAP net revenues at constant currency by recomputing non-GAAP net revenues adjusted to exclude divested businesses denominated in currencies other than U.S. Dollars in the current fiscal period using average exchange rates for that particular currency during the corresponding financial period of the prior year. Verifone uses this non-GAAP measure to evaluate business performance and trends on a comparable basis excluding the impact of foreign currency fluctuations.

Note D: Amortization of intangible assets. Verifone incurs amortization of intangible assets in connection with its acquisitions, such as amortization of finite lived customer relationships intangibles. We are required to allocate a portion of the purchase price of each business acquisition to the intangible assets acquired and to amortize this amount over the estimated useful lives of those acquired intangible assets. Because these amounts have no direct correlation to Verifone’s underlying business operations, we eliminate these amortization charges and any associated minority interest impact from our non-GAAP operating results to provide better comparability of pre-acquisition and post-acquisition operating results. In addition, Verifone's equity method investee companies incur amortization of intangible assets. Because these amounts have no direct correlation to those business' underlying business operations, we also eliminate these amortization charges, net of tax, from our non-GAAP other income and expense to provide better comparability of operating results.

Note E: Merger and Acquisition Related. Verifone adjusts certain revenues and expenses for items that are the result of mergers and acquisitions. Merger and acquisition related adjustments include transaction expenses associated with acquisitions, contingent consideration fair market value adjustments and interest on contingent consideration.

Transaction expenses associated with acquisitions: Verifone incurs transaction expenses in connection with its acquisitions, which include legal and other professional fees such as advisory, accounting, valuation and consulting fees. These transaction expenses are related to acquisitions and have no direct correlation with the ongoing operation of Verifone’s business. Accordingly, Verifone excludes these amounts from our non-GAAP operating results to provide better comparability of pre-acquisition and post-acquisition operating results.

Contingent consideration fair market value adjustments and interest on contingent consideration: In connection with its acquisitions, Verifone owes contingent consideration payments based upon the post-acquisition performance of and other factors related to acquired businesses. These contingent consideration liabilities are reported at fair market value and incur non-cash imputed interest. Changes in the fair market value of contingent consideration and imputed interest expense vary independent of our ongoing operating results and have no direct correlation to our underlying business operations. Accordingly, Verifone excludes these amounts from our non-GAAP operating results to provide better comparability of pre-acquisition and post-acquisition operating results.

Note F: Stock-Based Compensation. Our non-GAAP financial measures eliminate the effect of expense for stock-based compensation because they are non-cash expenses and, because of varying available valuation methodologies, subjective assumptions and the variety of award types which affect the calculations of stock-based compensation, we believe that the exclusion of stock-based compensation allows for more accurate comparisons of our operating results to our peer companies. Stock-based compensation is very different from other forms of compensation. A cash salary or bonus has a fixed and unvarying cash cost. In contrast the expense associated with a stock based award is unrelated to the amount of compensation ultimately received by the employee; and the cost to the company is based on valuation methodology and underlying assumptions that may vary over time and does not reflect any cash expenditure by the company. Furthermore, the expense associated with granting an employee a stock based award can be spread over multiple years and may be reversed based on forfeitures which may differ from our original assumptions unlike cash compensation expense which is typically recorded contemporaneously with the time of award or payment. Accordingly, we believe that excluding stock-based compensation expense from our non-GAAP operating results facilitates better understanding of our long-term business performance and enhances period-to-period comparability.

Note G: Other Charges and Income. Verifone excludes certain expenses, other income (expense) and gains (losses) that we have determined are not reflective of ongoing operating results or that vary independent of business performance. It is difficult to estimate the amount or timing of these items in advance. Although these events are reflected in our GAAP financial statements, we exclude them in our non-GAAP financial measures because we believe these items limit the comparability of our ongoing operations with prior and future periods. These adjustments for other charges and income include:
Transformation related charges: We have had gains and incurred expenses, such as professional services, contract cancellation fees, certain personnel costs and asset impairments related to initiatives to transform, streamline, centralize and restructure our global operations. The transformation gain relates to the contribution of certain business assets and associated equity ownership in Gas Media. Charges include involuntary termination costs, costs to cancel facility leases, asset impairments, write down of net assets and liabilities held for sale, and associated legal and other advisory fees. Each of these items has been incurred in connection with discrete activities in furtherance of specific business objectives in light of prevailing circumstances, and each item and the associated activity or activities have had differing impacts on our business operations. We do not incur costs of this nature in the ordinary course of business. Accordingly, management assesses our operating performance with these amounts included and excluded, and we believe that by providing this information, users of our financial statements are better able to understand the financial results of what we consider to be our continuing operations and compare our current operating performance to our past operating performance.
Costs associated with litigation and other loss contingencies: Our non-GAAP operating results do not include costs associated with litigation and other loss contingencies, penalties and settlements. These costs and loss contingencies relate to events that occurred in prior periods and their ultimate amount and resolution are uncorrelated with our operating performance during the current period. Accordingly, we believe that excluding such amounts provides a better indication of our business performance in the current period and enhances the comparability of our business performance across periods.
Goodwill impairment: Our non-GAAP results exclude any goodwill impairment. We believe that excluding goodwill impairments provides a better indication of our business performance and enhances the comparability of our business performance during periods before and after we recorded the impairment.

Note H: Income Tax Effect of Non-GAAP exclusions. Income taxes are adjusted for the tax effect of the adjusting items related to our non-GAAP financial measures and to reflect our best estimate of taxes on a non-GAAP basis, in order to provide our management and users of the financial statements with better clarity regarding the on-going comparable performance.

Note I: Non-GAAP diluted shares. Diluted GAAP and non-GAAP weighted-average shares outstanding are the same in all periods except where there is a GAAP net loss. In accordance with GAAP, we do not consider dilutive shares in periods that there is a net loss. However, in periods when we have a non-GAAP net income and a GAAP basis net loss, diluted non-GAAP weighted average shares include additional shares that are dilutive for non-GAAP computations of earnings per share.

Contacts
Verifone
Investor Relations:
Marc Rothman
ir@verifone.com
or
Media Relations:
Kwiyoung Baumgarten, 770-754-3460

press@verifone.com

Source: Verifone